UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2014

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	001-00087	16-0417150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01	Other Events

Eastman Kodak Company (“Kodak” or the “company”) announced on December 4, 2014, a new organizational structure designed to make the company faster-moving, more competitive and more entrepreneurial. The company will have five market-focused business divisions: Print Systems; Enterprise Inkjet Systems; Micro 3D Printing and Packaging; Software and Solutions; and Consumer and Film. These divisions will be end-to-end operating units with responsibility and accountability for portfolio, product design, engineering, service, sales, purchasing and supply chain. These divisions will comprise Kodak’s reportable business segments for Securities and Exchange Commission (“SEC”) reporting purposes, effective January 1, 2015.

Effective, January 1, 2015, Kodak’s new operating divisions, their markets and leaders will be:

•	Print Systems Division: Led by Brad Kruchten, President, Print Systems and Senior Vice President, Kodak, this division will serve graphics arts and commercial print customers with printing plates (including the rapidly growing KODAK SONORA Process Free Plates), computer to plate (CTP) imaging solutions, electrophotographic printing solutions (EPS), OEM toner and all equipment services.

•	Enterprise Inkjet Systems Division: Philip Cullimore, President, Enterprise Inkjet Systems, and Senior Vice President, Kodak, will lead this division, which will serve existing and future inkjet printing customers with KODAK PROSPER Systems (including the PROSPER 6000 Press); KODAK VERSAMARK Systems; Print on Demand Solutions (PODS); and ink OEM solutions.

•	Micro 3D Printing and Packaging Division: Philip Cullimore will also lead this group on an interim basis as President, Micro 3D Printing and Packaging, which serves packaging customers and display OEM partners with products such as KODAK FLEXCEL NX Systems and Plates, legacy packaging solutions and touch sensor films.

•	Software and Solutions Division: Eric-Yves Mahe, President, Software and Solutions, and Senior Vice President, Kodak, will lead this unit which includes Kodak Technology Solutions, Kodak’s go-to-market engine to prioritize and monetize Kodak innovations in partnership with Kodak Research Labs; KODAK Unified Workflow Solutions; Brand Protection Solutions; Kodak Services for Business; and Design 2 Launch, a solution to manage and coordinate use of brand assets.

•	Consumer and Film Division: Steven Overman, President, Consumer and Film, and Senior Vice President, Kodak, who is also Kodak’s Chief Marketing Officer, will lead Kodak’s most consumer-facing division, with responsibility for consumer inkjet solutions, motion picture and commercial films, synthetic chemicals, and brand licensing. This division is responsible for the exploration of other potential initiatives in the consumer space.

Kodak will also combine its current four regional sales organizations into two regions: Europe, United States and Canada, Australia and New Zealand (EUCAN) and Asia, Latin America, Middle East and Africa (ALMA). These will be led by John O’Grady, Managing Director, EUCAN and Vice President, Kodak, and Lois Lebegue, Managing Director, ALMA and Vice President, Kodak. Common service and back office support will be hosted in a shared service model in each region for all businesses.

A copy of the press release announcing the company’s organizational changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure contained in “Item 8.01” of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

As a result of the company’s new business division structure, Kodak has determined to reorganize its senior management structure. As part of this management restructuring, the company determined to eliminate the position of President responsible for its Digital Printing and Enterprise businesses currently held by Douglas Edwards. Mr. Edwards will depart from the company, effective December 31, 2014.

A copy of the press release announcing the senior management change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press release issued by Eastman Kodak Company dated December 4, 2014.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.

Forward–looking statements include statements concerning the company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, investments, financing needs, business trends, and other information that is not historical information. When used in this document, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts”, “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the company’s Annual Report on Form 10–K for the year ended December 31, 2013 under the headings “Business,” “Risk Factors,” and/or “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” the Risk Factors section of the company’s Report on Form 10-Q for the period ended September 30, 2014 and those described in other filings the company makes with the SEC from time to time, as well as the following: the company’s ability to improve and sustain its operating structure, financial results and profitability; the ability of the company to achieve cash forecasts, financial projections, and projected growth; our ability to achieve the financial and operational results contained in our business plans; the ability of the company to discontinue or sell certain non-core businesses or operations; the company’s ability to comply with the covenants in its credit facilities; our ability to obtain additional financing if and as needed; any potential adverse effects of the Chapter 11 proceedings on the company’s brand or business prospects; the company’s ability to fund continued investments, capital needs, restructuring payments and service its debt; changes in foreign currency exchange rates, commodity prices and interest rates; the resolution of claims against the company; our ability to attract and retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the company. There may be other factors that may cause the company’s actual results to differ materially from the forward–looking statements. All forward–looking statements attributable to the company or persons acting on its behalf apply only as of the date of this report on Form 8-K and are expressly qualified in their entirety by the cautionary statements included in this document. The company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Jeffrey Clarke
Name: Jeffrey Clarke
Title: Chief Executive Officer

Date: December 4, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Eastman Kodak Company press release dated December 4, 2014.